EXHIBIT 10.2

November 23 2006

Montagu Resources Corp.

555 Burrard Street

Suite 900

Vancouver, British Columbia V7X 1M8

Ladies and Gentlemen:

RE:	Montagu Claim

Sadru Mohamed holds in trust for Montagu Resources Corp., an undivided interest in the following claim:

Claim	Number of Units	Record Number	Expiration Date
545753	Montagu	11-23-2006	11-23-2007

Sadru Mohamed will deliver full title on demand to Montagu Resources Corp. for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

/s/ Sadru Mohamed

Sadru Mohamed